EXHIBIT G-2.2
                                                                       (revised)

                                  POWERGEN PLC

 List of Every "Subsidiary Company," as Defined by the Public Utility Holding Company Act of 1935, As Amended ("PUHCA"),
                              of Powergen plc, and
 The Basis for Retaining Each Subsidiary Company for Purposes of Section 11 of PUHCA(1)

                             As of December 31, 2001

                  (A "Table of Notations" follows this chart.)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
                                                                            Interest
Name of Entity                      Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*Powergen Group Holdings            Indirect holding company for Powergen     100%       England & Wales    FUCO; see Form U-57,
 (unlimited company having share    UK plc, a holding company for                                           File No. 073-00189
 capital)                           Powergen's nonutility investments                                       (Dec. 11, 2000).
                                    and for companies qualifying as
                                    "foreign utility companies" ("FUCOs"),
                                    as defined under, and pursuant to,
                                    Section 33 of PUHCA
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
**Powergen UK Investments Ltd(a)    Serves as a finance company for           100%       England & Wales    See, e.g., Interstate
                                    Powergen Group Holdings.                                                Energy Corporation,
                                                                                                            HCAR No. 27069 (Aug.
                                                                                                            26, 1999) ("Interstate
                                                                                                            Energy") (authorizing
                                                                                                            acquisition of
                                                                                                            financing subsidiaries
                                                                                                            and intermediate
                                                                                                            (holding company)
                                                                                                            subsidiaries for
                                                                                                            acquiring, holding and
                                                                                                            financing certain
                                                                                                            nonutility
                                                                                                            subsidiaries, including
                                                                                                            FUCOs)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
** Powergen Group Investments       Serves as a finance company for           100%       England & Wales    Interstate Energy
   Ltd(a)                           Powergen Group Holdings and a                                           Corporation,
                                    holding company for Powergen UK plc, Ergon
                                    Insurance Ltd and various dormant and
                                    non-trading subsidiaries detailed below.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------





----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
                                                                            Interest
Name of Entity                      Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen UK plc                  Engaged in electric generation;           100%       England & Wales    Powergen Order,
                                    Holding and financing company over                                      Interstate Energy
                                    numerous subsidiaries, listed                                           Corporation
                                    below, including companies
                                    qualifying as FUCOs
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****East Midlands Electricity       Holding company for East Midlands         100%       England & Wales    Powergen Order,
    Gen(Non Fossil) Ltd             Electricity Generation (IPG) Ltd                                        Interstate Energy
                                    and East Midlands Electricity
                                    Generation (Rugby) Ltd (to be
                                    liquidated)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****East Midlands Electricity      Not Trading (to be liquidated)            100%       England & Wales    N/A--Not Trading (2)
     Generation  (IPG) Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****East Midlands Electricity      Dormant (to be liquidated)                100%       England & Wales    N/A--Dormant
     Generation (Rugby) Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen (East Midlands)        Intermediate holding and financing        100%       England & Wales    Powergen Order,
    Investments (unlimited          company for East Midlands                                               Interstate Energy
    company having share capital    Electricity Distribution  plc,
                                    which company qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen (East Midlands)        Financing company for East Midlands       100%       England & Wales    Powergen Order,
    Loan Notes (unlimited           Electricity Distribution plc, which                                     Interstate Energy
    company having share Capital)   company qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Awardposter plc (f/k/a/        Dormant company (to be liquidated)        100%       England & Wales    N/A--Dormant
     Powergen Energy plc,f/k/a
     East Midlands Electricity
     Distribution plc)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****East Midlands Electricity      Holding company for East Midlands         100%       England & Wales    See, e.g., Interstate
     Distribution Holdings          Electricity Distribution plc which                                      Energy Corporation,
     (unlimited company with        company qualifies as a FUCO                                             HCAR No. 27069 (Aug.
     share capital) (a)                                                                                     26, 1999) ("Interstate
                                                                                                            Energy") (authorizing
                                                                                                            acquisition of
                                                                                                            financing subsidiaries
                                                                                                            and intermediate
                                                                                                            (holding company)
                                                                                                            subsidiaries for
                                                                                                            acquiring, holding and
                                                                                                            financing certain
                                                                                                            nonutility subsidiaries,
                                                                                                            including FUCOs); see
                                                                                                            also similar authority
                                                                                                            granted in Powergen
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       2

----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
                                                                            Interest
Name of Entity                      Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******East Midlands                 Engaged in electricity distribution       100%       England & Wales    Qualifies as a FUCO;
      Electricity Distribution      in U.K. (qualifies as a FUCO)
      plc (f/k/a Powergen
      Energy plc)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******East Midlands Pipelines Ltd   Engaged in the installation and           100%       England & Wales    Qualifies as a FUCO
                                    operation of gas pipelines in
                                    England and Wales
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen CHP Ltd                Development and operation of              100%       England & Wales    Powergen Order,
                                    cogeneration plant in U.K.; Holding                                     Interstate Energy
                                    and financing company for Powergen                                      Corporation;
                                    Cogeneration Ltd, which company                                         Qualifies as a FUCO or
                                    operates cogeneration plant in U.K.                                     Rule 58(b)(1)(vi); or
                                    (qualifies as a FUCO)                                                   Rule 58(b)(1)(viii)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Powergen Cogeneration Ltd      Operates cogeneration plant in U.K.       100%       England & Wales    Qualifies as a FUCO or
                                                                                                            Rule 58(b)(1)(vi); or
                                                                                                            Rule 58(b)(1)(viii)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Biogeneration Ltd               Operates biomass plant in U.K              50%       England & Wales    Qualifies as a FUCO or
                                    (qualifies as a FUCO).                                                  Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Energy Trading Ltd     Energy trading in Europe                  100%       England & Wales    Rule 58(b)(1)(v)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Investments Ltd        A JV partner and finance company          100%       England & Wales    Powergen Order,
                                    for Powergen Renewables Holdings                                        Interstate Energy
                                    Ltd, details of which appear                                            Corporation
                                    below.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Powergen Renewables Holdings   Holding and finance company for            50%       England & Wales    Powergen Order,
     Ltd                            Powergen Renewables Ltd, which                                          Interstate Energy
                                    operates 9 windfarms and for                                            Corporation
                                    Powergen Renewables Developments
                                    Ltd, Powergen Renewables Offshore
                                    Wind Ltd and Powergen Renewables
                                    Ireland Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen Renewables Ltd       Operates 9 windfarms in U.K and            50%       England & Wales    Qualifies as a FUCO or
                                    qualifies as a FUCO.                                                    Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Yorkshire Windpower Ltd      Operates 2 windfarms in U.K and            25%       England & Wales    Qualifies as a FUCO or
                                    qualifies as a FUCO..                                                   Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******TPG Wind Ltd                 Operates 1 windfarm in U.K and             25%       England & Wales    Qualifies as a FUCO or
                                    qualifies as a FUCO.                                                    Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Windy Hills Ltd              [Dormant]                                  50%       Northern Ireland   N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       3


----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
                                                                            Interest
Name of Entity                      Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen Renewables           Develops windfarms in U.K.; Holding        50%       England & Wales    Rule 58(b)(1)(vi)
      Developments Ltd              company for Blyth Offshore Wind
                                    Ltd, which company qualifies as a
                                    Rule 58(b)(2)(vi) company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Blyth Offshore Wind Ltd      Developing an offshore windfarm           16.5%      England & Wales    Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen Renewables           [Not trading]                              50%       England & Wales    N/A - Not trading
      Offshore Wind Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen Renewables Ireland   Develops windfarms in Ireland; JV          50%       Ireland            Rule 58(b)(1)(vi)
      Ltd                           partner company for Tursillagh
                                    Windfarm Ltd, which company
                                    qualifies as a Rule 58(b)(2)(vi)
                                    company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Tursillagh Windfarm Ltd      Develops windfarms in Ireland              25%       Ireland            Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Cottam Development Centre Ltd   Turbine testing/operation in U.K.          50%       England & Wales    Rule 58(b)(1)(vi)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Retail Ltd (f/k/a      Retail supply of electricity and          100%       England & Wales    Qualifies as a FUCO
      Powergen Retail Gas Ltd.)     gas outside the U.S. and qualifies
                                    as a FUCO.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****EME Industrial Shipping Ltd    Holds Licenses in U.K on behalf of        100%       England & Wales    Rule 58(b)(1)(i)
                                    Powergen
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***** Utility Debt Services Ltd     Not trading                               100%       England & Wales    Not trading
        (f/k/a/ Kinesis Resource
        Management Ltd)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Gas Ltd                Gas pipeline transportation and           100%       England & Wales    Rule 58(b)(2)(i)
                                    operation in U.K.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Gen Net. Com Ltd                Internet services provider                100%       England & Wales    Qualifies as an ETC
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Systems and Services   [Not trading] (to be liquidated)          100%       England & Wales    Not trading
    Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Finance Ltd            Finance company for Powergen UK           100%       England & Wales    Powergen Order,
                                    Ltd, a holding and financing                                            Interstate Energy
                                    company over numerous subsidiaries,                                     Corporation
                                    listed below, including companies
                                    qualifying as FUCOs
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Ergon Finance Ltd               Finance company for Powergen UK           100%       England & Wales    Powergen Order,
                                    Ltd, a holding and financing                                            Interstate Energy
                                    company over numerous subsidiaries,                                     Corporation
                                    listed below, including companies
                                    qualifying as FUCOs
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       4



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
                                                                            Interest
Name of Entity                      Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Energy Solutions Ltd   Energy management company in U.K.         100%       England & Wales    Powergen Order,
                                    and holding company for Delcomm                                         Interstate Energy
                                    Ltd, a dormant company                                                  Corporation;
                                                                                                            Rule 58(b)(1)(i)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Delcomm Ltd                    Dormant (to be liquidated)                100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Diamond Power Generation        Provides bidding and settlement           100%       England & Wales    [Currently not trading]
    Limited                         services on behalf of Powergen in
                                    respect to Connah's Quay power station (not
                                    currently trading - it is proposed to
                                    liquidate this company during 2002)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Garnedd Power Co Ltd            Hydro electric plant in Wales and          (3)       England & Wales    Qualifies as a FUCO
                                    qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Hams Hall Management Co Ltd     Property management company              48% (5)     England & Wales    Powergen Order, See
                                                                                                            also, New Century
                                                                                                            Energies, Inc., HCAR
                                                                                                            No. 26748 (Aug. 1,
                                                                                                            1997) (authorized
                                                                                                            retention of 1480
                                                                                                            Welton, Inc., a
                                                                                                            dedicated real estate
                                                                                                            subsidiary); American
                                                                                                            Gas and Electric Co.,
                                                                                                            HCAR No. 6333 (Dec. 28,
                                                                                                            1945) (authorized
                                                                                                            retention of Franklin
                                                                                                            Real Estate Co., a real
                                                                                                            estate subsidiary)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Projects Consultancy   Project management of major               100%       England & Wales    Powergen Order,
    Ltd                             construction projects in power                                          Interstate Energy
                                    generation                                                              Corporation;
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Trading Ltd (a)        Agent for UK Trading activities on        100%       England & Wales    Rule 58 (b) (1)(v)
                                    behalf of Powergen
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       5



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen International Limited  Holding and financing company for         100%       England & Wales    Powergen Order,
                                    Powergen`s international                                                Interstate Energy
                                    investments outside the UK and the                                      Corporation
                                    US. The company holds interests in
                                    the following companies described
                                    below: Powergen Overseas Holdings
                                    Limited, Visioncash, Ergon Overseas
                                    Holdings Ltd, Inputrapid Ltd, Ergon
                                    Energy Ltd, Powergen Serang Ltd;
                                    and North Queensland Power Ltd.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Powergen Overseas Holdings     Holding and finance company for           100%       England & Wales    Powergen Order,
        Limited                     Ergon Generation (Malaysia) Sdn Bhd                                     Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Ergon Generation              [a dormant company in the process         100%       Malaysia           N/A - Dormant
      (Malaysia) Sdn Bhd            of liquidation]
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Visioncash                     Finance company for Powergen              100%       England & Wales    Powergen Order,
     (unlimited company having      Holdings BV                                                             Interstate Energy
     share capital)                                                                                         Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Inputrapid Ltd                 Serves as finance company for             100%       England & Wales    Powergen Order,
                                    Powergen Holdings BV                                                    Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Ergon Overseas Holdings Ltd    Holding and finance company for           100%       England & Wales    Powergen Order,
                                    Powergen Holdings BV                                                    Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Ergon Luxembourg Sarl(a)      Partner in Powergen Ergon                 100%       Luxembourg         Interstate Energy
                                    Luxembourg Finance Partnership (see                                     Corporation
                                    below)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Ergon Luxembourg Finance      Partner in Powergen Ergon                 100%       Luxembourg         Interstate Energy
      Sarl(a)                       Luxembourg Finance Partnership (see                                     Corporation
                                    below)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen Holdings BV          Holding and finance company in            100%       Netherlands        Powergen Order,
                                    relation to Powergen`s investments                   (seat of           Interstate Energy
                                    outside the UK and the US,                           management in      Corporation
                                    including companies qualifying as                    Luxembourg)
                                    FUCOs
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Powergen Ergon               Finance company for Powergen              100%       Luxembourg         Interstate Energy
       Luxembourg Finance           Holdings BV                                                             Corporation
       Partnership(a)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******PT Powergen Jawa Timur       Operator of Paiton station                100%       Indonesia          Qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
********CLP Powergen Funding Ltd    Finance company for CLP Powergen           20%       British Virgin     Interstate Energy
                                    Sdn Bhd                                              Islands            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       6



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******CLP Powergen Sdn Bhd         Intermediate holding and finance           20%       Malaysia           Interstate Energy
                                    company in relation to power                                            Corporation
                                    generation projects in Asia Pacific
                                    and Australia
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******CLP Power Projects           Intermediate holding company for           20%       Netherlands        Powergen Order,
       (Yallourn) Holdings BV       Yallourn Energy PTY, which owns the                                     Interstate Energy
                                    Yallourn station (qualifies as a                                        Corporation
                                    FUCO)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
********CLP Power Projects          Intermediate holding company for           20%       Netherlands        Powergen Order,
        (Yallourn) BV               Yallourn Energy PTY, which owns the                                     Interstate Energy
                                    Yallourn station (qualifies as a                                        Corporation
                                    FUCO)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*********CLP Power Projects         Intermediate holding and finance           20%       Australia          Powergen Order,
         (Yallourn) PTY Ltd         company for Auspower PTY Ltd.                                           Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
********Auspower PTY Ltd            Holding company for Mezzco PTY Ltd         20%       Australia          Powergen Order,
                                    and for Yallourn Energy PTY Ltd                                         Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*********Mezzco PTY Ltd             Financing partnership for Yallourn         20%       Australia          Powergen Order,
                                    Energy PTY Ltd (qualifies as a FUCO)                                    Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*********Yallourn Energy PTY Ltd    Owner of Yallourn power station            20%       Australia          Qualifies as a FUCO
                                    which station qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Powergen India Private Ltd   Intermediate holding and finance          100%       India              Interstate Energy
                                    company for Gujarat Powergen Energy                                     Corporation
                                    Corporation.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
********Gujarat Powergen            Owner of Pagathan electricity              88%       India              Qualifies as a FUCO
        Energy Corporation          generation plant (qualifies as a
                                    FUCO)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******PT Power Jawa Barat          Developer of Serang project                40%       Indonesia          Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******CLP Powergen South East      Intermediate financing and holding         20%       Hong Kong          Interstate Energy
       Asia Limited                 company for BLCP Power Ltd                                              Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
********BLCP Power Limited          Developer of Map Ta Phut project           10%       Thailand           Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       7



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Powergen (Malaysia) Sdn Bhd  Previously the Regional                   100%       Malaysia           Powergen Order,
                                    headquarters of Powergen for                                            Interstate Energy
                                    companies qualifying as FUCOs; now                                      Corporation (authorizing
                                    in liquidation                                                          intermediate
                                                                                                            subsidiaries to provide
                                                                                                            management,
                                                                                                            administrative, project
                                                                                                            development and
                                                                                                            operating services to
                                                                                                            certain nonutility
                                                                                                            subsidiaries, including
                                                                                                            FUCOs)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Powergen Brasil Limitada     [Dormant] (to be liquidated)              100%       Brasil             N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*******Csepel Holdings BV           [Dormant]                                 100%       Netherlands        N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Ergon Energy Ltd               Holding and finance company for PT        100%       England & Wales    Powergen Order,
                                    Jawa Power                                                              Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******PT Jawa Power                 Owner of Paiton station, which             35%       Indonesia          Qualifies as a FUCO
                                    station qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Powergen Serang Ltd            [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****North Queensland Power Ltd     [Dormant]                                  40%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Australia              Partner representing Powergen in          100%       England & Wales    Powergen Order,
    Investments Ltd                 Yallourn Investments, A Limited                      (main place of     Interstate Energy
                                    Partnership (LLP), a financing                       business in        Corporation
                                    partnership for Yallourn power                       Luxembourg)
                                    station, which station qualifies as
                                    a FUCO and holding company for
                                    Instco PTY Ltd.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****LLPCo Holdings Ltd              Holding and finance company for           100%       Australia          Powergen Order,
                                    LLPCo PTY Ltd, manager of Yallourn                                      Interstate Energy
                                    Investments, A Limited Partnership                                      Corporation
                                    (LLP), a financing partnership in
                                    connection with the Yallourn power
                                    station.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****LLPCo PTY Ltd                  Manages Yallourn Investments, A           100%       Australia          Powergen Order,
                                    Limited Partnership (LLP), a                                            Interstate Energy
                                    financing partnership for the                                           Corporation
                                    Yallourn station, which qualifies
                                    as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Instco PTY Ltd                 Partner representing Powergen in          100%       Australia          Powergen Order,
                                    Yallourn Investments, A Limited                                         Interstate Energy
                                    Partnership                                                             Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       8



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******   Yallourn Investments, A    Financing partnership for Yallourn        100%       Australia          Powergen Order,
         Limited Partnership (LLP)  station, which station qualifies as                                     Interstate Energy
                                    a FUCO                                                                  Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Meerco PTY Ltd                Finance company for Yallourn              100%       Australia          Powergen Order,
                                    station, which station qualifies as                                     Interstate Energy
                                    a FUCO                                                                  Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****   DR Group Holdings            Intermediate holding and finance          100%       England & Wales    Powergen Order,
       (unlimited company having    company for Corby Power Ltd.                                            Interstate Energy
       share capital)                                                                                       Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****DR Corby Limited               Intermediate holding and finance          100%       England & Wales    Powergen Order,
                                    company for Corby Power Ltd.                                            Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****   East Midlands Electricity    Holding and finance company for           100%       England & Wales    Powergen Order,
       Generation (Corby) Ltd       Corby Power Ltd,                                                        Interstate Energy
                                                                                                            Corporation
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Corby Power Ltd                Operator of Corby power station;           50%       England & Wales    Qualifies as a FUCO
                                    qualifies as a FUCO
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Ergon Nominees Ltd              [Not trading]                             100%       England & Wales    Not trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Kinetica Ltd                    [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powerconsult                    [Dormant]                                 100%       England & Wales    N/A--Dormant
    (unlimited company having
    share capital)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powercoal                       [Dormant]                                 100%       England & Wales    N/A--Dormant
    (unlimited company having
    share capital)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen (Kentucky) Ltd         Representative office in U.K. for         100%       England & Wales    Powergen Order,
                                    Powergen's interest in LG&E Energy                                      Interstate Energy
                                    Corp.                                                                   (authorizing the
                                                                                                            organization of
                                                                                                            intermediate
                                                                                                            subsidiaries for the
                                                                                                            purpose of representing
                                                                                                            the registered holding
                                                                                                            company in a foreign
                                                                                                            jurisdiction)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Telecentric Solutions Ltd       Internet sales services                    50%       England & Wales    Qualifies as an ETC  or
                                                                                                            Interstate Energy
                                                                                                            Corporation (authorizing
                                                                                                            subsidiaries to provide
                                                                                                            services to certain
                                                                                                            nonutility subsidiaries
                                                                                                            in same holding company
                                                                                                            system)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Tempest Networks Ltd (a)       Not trading                                50%       England & Wales    Not trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       9



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****The Power Generation Company    [Dormant]                                 100%       England & Wales    N/A--Dormant
    Ltd
------------------------------------------------------------------------------------------------------------------------------------
Other Subsidiaries of Powergen Group Invesments Ltd with related subsidiary and other companies;
------------------------------------------------------------------------------------------------------------------------------------
***Ergon Insurance Ltd              Captive insurance company                 100%       Isle of Man (UK)   Powergen Order,
                                                                                                            Columbia Gas System,
                                                                                                            Inc., HCAR No. 26596
                                                                                                            (Oct. 25, 1996)
                                                                                                            (authorizing
                                                                                                            acquisition of captive
                                                                                                            insurance company)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Central England Networks Ltd     [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Derek B Haigh Ltd                [Dormant] (in liquidation)                100%       England & Wales    N/A--(in liquidation)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***  East Midlands Electricity      Staff share scheme trustee [Note:         100%       England & Wales    Powergen Order, The
     Share Scheme Trustees Ltd      It is Powergen's intention to                                           National Grid Group
                                    liquidate this company.]                                                plc, HCAR No. 27154
                                                                                                            (Mar. 15, 2000)
                                                                                                            (retention of National
                                                                                                            Grid Group Quest
                                                                                                            Trustees Limited, the
                                                                                                            trustee company for
                                                                                                            National Grid's
                                                                                                            qualifying employee
                                                                                                            share ownership trust)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***East Midlands Electricity        [Dormant]                                 100%       England & Wales    N/A--Dormant
   Supply Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***East Midlands                    [Dormant]                                 100%       England & Wales    N/A--Dormant
   Telecommunications Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Electricity Ltd                  [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***EMCO Ltd                         [Dormant] (to be liquidated)              100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***EME Electricity Ltd              [Not Trading]                             100%       England & Wales    N/A--Not Trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***EME Employment Co Ltd            [Dormant] (to be liquidated)              100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***EME Employment Co (No. 2) Ltd    [Dormant] (to be liquidated)              100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Ergon Pensions Trustee Ltd       Pension scheme trustee                    100%       England & Wales    Powergen Order, The
                                                                                                            National Grid Group
                                                                                                            plc, HCAR No. 27154
                                                                                                            (Mar. 15, 2000)
                                                                                                            (retention of National
                                                                                                            Grid Group Quest
                                                                                                            Trustees Limited, the
                                                                                                            trustee company for
                                                                                                            National Grid's
                                                                                                            qualifying employee
                                                                                                            share ownership trust)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       10


----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Ergon Power Ltd                  [Dormant]                                 100%       England & Wales    Powergen Order. See
                                                                                                            also Interstate Energy
                                                                                                            Corporation, HCAR No.
                                                                                                            27069 (Aug. 26, 1999)
                                                                                                            (authorizing
                                                                                                            acquisition of
                                                                                                            financing subsidiaries
                                                                                                            and intermediate
                                                                                                            (holding company)
                                                                                                            subsidiaries for
                                                                                                            acquiring, holding and
                                                                                                            financing certain
                                                                                                            nonutility subsidiaries)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Ergon Properties Ltd             [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***First Energy (UK) Ltd            [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Furse Specialist Contracting     [Dormant] (to be liquidated)              100%       England & Wales    N/A--Dormant
Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Homepower Retail (EME) Ltd       Not Trading (to be liquidated)            100%       England & Wales    N/A--Not Trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Hurricaneseye Ltd                [Dormant]                                 100%       England & Wales    N/A--Not Trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Kinesis Resource Ltd             [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Lincoln Green Energy Ltd         [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergas Ltd                     [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Direct Ltd (a)          [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Directors Ltd           [Dormant]                                 100%       England & Wales    Powergen Order,
                                                                                                            Interstate Energy
                                                                                                            Corporation (authorizing
                                                                                                            intermediate
                                                                                                            subsidiaries to provide
                                                                                                            management,
                                                                                                            administrative, project
                                                                                                            development and
                                                                                                            operating services to
                                                                                                            certain nonutility
                                                                                                            subsidiaries, including
                                                                                                            FUCOs)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Energy Ltd (a)          Dormant                                   100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Retail Gas Ltd          [Dormant]                                 100%       England & Wales    N/A--Dormant
   (f/k/a Powergen Retail Ltd)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       11



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Secretaries Ltd         [Dormant]                                 100%       England & Wales    Powergen Order.;
                                                                                                            Interstate Energy
                                                                                                            Company (authorizing
                                                                                                            intermediate
                                                                                                            subsidiaries to provide
                                                                                                            management,
                                                                                                            administrative, project
                                                                                                            development and
                                                                                                            operating services to
                                                                                                            certain nonutility
                                                                                                            subsidiaries, including
                                                                                                            FUCOs)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Share Trustees Ltd      Share scheme trustee (i.e., trustee       100%       England & Wales    The National Grid Group
                                    for stock awards plan). (It is                                          plc, HCAR No. 27154
                                    proposed to liquidate this company)                                     (Mar. 15, 2000)
                                                                                                            (retention of National
                                                                                                            Grid Group Quest
                                                                                                            Trustees Limited, the
                                                                                                            trustee company for
                                                                                                            National Grid's
                                                                                                            qualifying employee
                                                                                                            share ownership trust)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Power Technology Ltd             [Dormant]                                 100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Statco Seven Ltd                 [Dormant] (in liquidation)                100%       England & Wales    N/A--Dormant
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***The Santon (Steeplejack) Co      Not Trading (in liquidation)              100%       England & Wales    N/A--Not Trading (2)
   Ltd
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Wavedriver Ltd                   [Not Trading]                             100%       England & Wales    N/A--Not Trading (2)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen International           Designated to  serve as holding           100%       England & Wales    Powergen Order,
Holdings Ltd                        company for Powergen's non-U.K.                                         Interstate Energy
                                    international investments,                                              Corporation
                                    including nonutility investments
                                    and companies qualifying as FUCOs,
                                    but currently dormant.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
Other direct subsidiaries of Powergen plc with related subsidiary and other companies:
------------------------------------------------------------------------------------------------------------------------------------
*Powergen UK Securities             Serves as finance company for             100%       England & Wales    Interstate Energy
 (unlimited company having share    Powergen plc.                                                           Corporation
 capital)(a)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------


                                       12



----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
                                                                            Parent's
Name of Entity                                                              Interest
                                    Description of Business                     %        Incorporated       Basis for Retention
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*Powergen Share Scheme Trustee      Qualifying Employee Trust Company         100%       England & Wales    Powergen Order., The
  Limited                                                                                                   National Grid Group
                                                                                                            plc, HCAR No. 27154
                                                                                                            (Mar. 15, 2000)
                                                                                                            (retention of National
                                                                                                            Grid Group Quest
                                                                                                            Trustees Limited, the
                                                                                                            trustee company for
                                                                                                            National Grid's
                                                                                                            qualifying employee
                                                                                                            share ownership trust)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*Powergen US Holdings Ltd           Registered holding company                100%       England & Wales    Registered holding
                                                                                                            company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
**Powergen US Funding LLC           Serves as a finance company for           100%       US (Delaware)      Powergen Order.
                                    Powergen plc.
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
**Ergon US Investments              Serves as finance company for             100%       England & Wales    Powergen Order.
  (unlimited company having         Powergen US Holdings
  share capital)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
**Powergen US Investments           Registered holding company                100%       England & Wales    Registered holding
  (unlimited company having                                                                                 company
  share capital)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Luxembourg Securities   Serves as a finance company for           100%       Luxembourg         Powergen Order.
   Sarl                             Powergen US Holdings
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
***Powergen Luxembourg Sarl         Registered holding company                100%       Luxembourg         Registered holding
                                                                                                            company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
****Powergen Luxembourg Holdings    Registered holding company                100%       Luxembourg         Registered holding
    Sarl                                                                                                    company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****Powergen US Securities Ltd.    Finance company                           100%       England & Wales    Powergen Order.
     (a)
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
*****   Powergen Luxembourg         Registered holding company                100%       Luxembourg         Registered holding
        Investments      Sarl                                                                               company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------
******Powergen US Investments       Registered holding company                100%       US (Delaware)      Registered holding
      Corp.                                                                                                 company
----------------------------------- ------------------------------------- -------------- ------------------ ------------------------



Table of Notations
(a) Company was formed or has been acquired subsequent to release of the Powergen Order.

* First-tier subsidiary of Powergen plc
** Second-tier
*** Third-tier
**** Fourth-tier

***** Fifth-tier
****** Sixth-tier
*******Seventh-tier
********Eighth-tier

(1) See Powergen plc HCAR 27291 (Dec. 6, 2000) ("Powergen Order") as basis for retention.

(2) By "Not Trading," it is meant that the company has not been active during the past year but there have been transactions through the books (e.g., to clean the books out).

(3) The total ownership interest held directly or indirectly by Powergen cannot be calculated at this time; however, Powergen concedes that this entity is an indirect "subsidiary" of Powergen for purposes of PUHCA.

(4) This figure represents Powergen plc's approximate ownership interest. The actual figure is less than 33%.

(5) Powergen UK plc retains overall voting control under the Articles of Association of the company


                                       14